SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest event reported)    October 31, 1995



                                    CAMELOT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



    Colorado           0-8299                               84-0681531
(State of              (Commission                 (IRS Employer
Incorporation)          File Number                  Identification No.)




                        CAMELOT PLACE 17770 Preston Road, Dallas, TX  75252
                           (Address of Principal Executive Offices)






Registrant's telephone number and area code: 214-733-3005


Item 2.   Acquisition or Disposition of Assets

Camelot Corporation ("Camelot") has purchased e-phone, formerly known as NetPhone, the only Macintosh compatible computer software that enables voice communication over the Internet from New Paradigm Software Corporation ("New Paradigm") on October 31, 1995 with a purchase price of $750,000 payable $350,000 in Camelot restricted common shares valued at $5.1875 per share and the balance in a promissory note. In addition, New Paradigm will also receive for a five year period $1.00 per unit and 10% of OEM revenue derived from the software.

Item 7.   Financial Statements and Exhibit

     Exhibits

     (10) Material contracts
          (a) Agreement between Camelot and New Paradigm



                                   SIGNATURES

Pursuant to  the requirements of the  Securities and Exchange Act   of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              By: /s/Jeanette Fitzgerald
                                      Jeanette Fitzgerald
                                      Vice President and General Counsel


Date: November 9, 1995

                              EXHIBIT  (10)

Material contracts
     Agreement between Camelot Corporation and New Paradigm

                               AGREEMENT OF SALE

     This  Agreement is  effective this           day  of October,  1995, by and
between NEW PARADIGM SOFTWARE CORP., a corporationof the State of New York, having a place of business at 335 Madison Avenue, New York, New York 10017 (hereinafter referred to as NEW PARADIGM) and CAMELOT CORPORATION, a corporation of the State of Colorado, with offices at 17770 Preston Road, Dallas, Texas 75252 and THIRD PLANET PUBLISHING, INC., a corporation of the State of Florida with offices at 17770 Preston Road, Dallas, Texas 75252 (CAMELOT CORPORATION and THIRD PLANET PUBLISHING, INC., are hereinafter jointly and severally referred to as "CAMELOT")

                              W I T N E S S E T H :
     WHEREAS, NEW PARADIGM has, pursuant to a CONTRACT (as hereinafter defined) acquired and shall acquire certain rights, titles, and interests from ELECTRIC MAGIC (as hereinafter defined); and
     WHEREAS, CAMELOT desires to acquire all of the rights, titles, and interests NEW PARADIGM acquired and shall acquire from ELECTRIC MAGIC under the CONTRACT; and
     WHEREAS, NEW PARADIGM desires to convey all of such rights, titles, and interests to CAMELOT in accordance with the terms of this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein made, the parties hereto have agreed and do agree as follows:

ARTICLE I: DEFINITIONS
     As used herein, the following terms shall have the following meanings:
          1. ASSIGNED TRADEMARK APPLICATION means the pendingintent-to-use application for Federal Trademark Registration,Serial No. 75/000,906, filed October 3, 1995, for the mark E-PHONE.
          2. CAMELOT PROGRAM means the computer program currently sold or licensed by CAMELOT under the TRADEMARK.
          3. CONTRACT means the contract entered into by and between NEW PARADIGM and ELECTRIC MAGIC on October 9, 1995, attached hereto as Exhibit A.
          4. DOCUMENTATION means the DOCUMENTATION as defined by the CONTRACT and any change, including, without limitation, any improvement, modification, enhancement, upgrade, or derivative created by or on behalf of CAMELOT, ELECTRIC MAGIC, or NEW PARADIGM.
          5.   ELECTRIC MAGIC are the ENTITIES defined in the CONTRACT.
          6. ENTITY means any individual, partnership, joint venture, corporation, or the like.
          7. PROGRAM means the PROGRAM as defined by the CONTRACT and any change, including, without limitation, any improvement, modification, enhancement, upgrade, or derivative created by or on behalf of CAMELOT, ELECTRIC MAGIC, or NEW PARADIGM.
          8.   TRADEMARK means the trademark DIGIPHONE .
          9. ASSIGNED TRADEMARK APPLICATION means the pendingintent-to-use application for Federal Trademark Registration,Serial No. 75/000,906, filed October 3, 1995, for the ASSIGNED TRADEMARK.

          10. UNIT means any copy of the PROGRAM and/or the CAMELOT PROGRAM and/or any change, including, without limitation, any improvement, modification, enhancement, upgrade, or derivative of the PROGRAM and/or the CAMELOT PROGRAM where the PROGRAM and/or the CAMELOT PROGRAM is capable of operating on a Macintosh platform.

ARTICLE II: GRANT OF RIGHTS:
          1. NEW PARADIGM herewith assigns and agrees to assign to CAMELOT all right, title, and interest in the PROGRAM and DOCUMENTATION that NEW PARADIGM creates or has created or which NEW PARADIGM acquired or acquires from ELECTRIC MAGIC under the CONTRACT.
          2. CAMELOT agrees to grant and does grant to NEW PARADIGM a nonexclusive right sell the CAMELOT PROGRAM and PROGRAM directly to business users only.
           3. No other right or license is granted or conveyed by NEW PARADIGM to CAMELOT, either express or implied, with respect to any other copyright, trademark, trade name, service mark, trade secret, patent right, or any other intellectual property right owned, possessed, or licensed by or to NEW PARADIGM
 .
          4. No other right or license is granted or conveyed by CAMELOT to NEW PARADIGM, either express or implied, with respect to any other copyright, trademark, trade name, service mark, trade secret, patent right, or any other intellectual property right owned, possessed, or licensed by or to CAMELOT .

ARTICLE III: PAYMENTS:
          1. NEW PARADIGM shall pay CAMELOT, an amount equal to fifty percent (50%) of CAMELOT's suggested retail price on each copy of the CAMELOT PROGRAM purchased by NEW PARADIGM under 2 of Article II.
          2. NEW PARADIGM hereby conveys all of its right, title, and interest in and to the trademark E-PHONE including the entire business associated with and good will of the trademark and the ASSIGNED TRADEMARK APPLICATION and all existing artwork,packaging materials, and the software used for advertising and shipping the PROGRAM that NEW PARADIGM creates or has created or that NEW
PARADIGM acquired or will acquire from ELECTRIC MAGIC under the CONTRACT; provided, however, that neither the design of a palette trademark nor any other trademark, service mark, or trade name belonging to or used by NEW PARADIGM is licensed,assigned, or conveyed to CAMELOT hereunder.
          3. For five (5) years from and after the date of shipment or delivery (which ever is earlier) of any UNIT by CAMELOT,CAMELOT shall pay NEW PARADIGM a fee of one dollar ($1.00) per UNIT. For five (5) years from and after the date of shipment or delivery (which ever is earlier) of any UNIT by CAMELOT, where a UNIT is sold, licensed, or in any other way delivered or distributed by OEM or bundling, CAMELOT shall pay NEW PARADIGM ten percent (10%) of the total amount received by CAMELOT for the entire OEM or bundled product.
          4.   CAMELOT further agrees to pay NEW PARADIGM:
     (i) Three hundred and fifty thousand dollars ($350,000.00) of CAMELOT's restricted common stock at the price set at the close of business on October 23, 1995, upon execution of this Agreement, receipt of which is hereby acknowledged by NEW PARADIGM;
     (ii) four hundred thousand dollars ($400,000.00) as follows:

          A) One hundred thousand dollars ($100,000.00) paid to NEW PARADIGM upon execution of this Agreement, receipt of which is hereby acknowledged by NEW PARADIGM;
          B) One hundred thousand dollars ($100,000.00) upon execution of this Agreement payable to the Escrow Agent (as identified in the Escrow Agreement attached hereto as Exhibit B) for the benefit of NEW PARADIGM; said sum to be held in escrow, subject to the Escrow Agreement, and the sums so held shall be dispersed by the Escrow Agent to ELECTRIC MAGIC in accordance with NEW PARADIGM's obligations under the CONTRACT;
          C) One hundred thousand dollars ($100,000.00) payable to NEW PARADIGM to be paid in monthly installments of twenty five thousand dollars ($25,000.00) on or before the last day of each month beginning November, 1995, through February,1996; these sums shall be paid to the Escrow Agent for the benefit of NEW PARADIGM and held in escrow, subject to the Escrow Agreement, and the sums so held shall be dispersed by the Escrow Agent to ELECTRIC MAGIC in accordance with NEW PARADIGM's obligations under the CONTRACT;
          D) One Hundred thousand dollars ($100,000.00) payable to NEW PARADIGM in monthly installments of twelve thousand five hundred dollars ($12,500.00) on or before the last day of each month beginning with March through October, 1996.
          E) The payments described in Article III, 4(ii)(C) and (D) are secured by a Promissory Note attached as Exhibit C, a Security Agreement attached as Exhibit D, and an Assignment of Security Interest attached as Exhibit E.
           5. All payments by CAMELOT hereunder shall be made no later than the fifteenth (15th) day of the month following the date due. The time of payment is made the essence of this Agreement. Upon the failure to make any payments when due as set forth herein, the entire sum will become accelerated and due at that time.
          6. NEW PARADIGM has the right to require CAMELOT to include in any registration statement CAMELOT may hereafter file from time-to-time, to register for sale any of CAMELOT's securities, at CAMELOT's sole cost and expense, all or any portion of the common stock issued to NEW PARADIGM hereunder. NEW PARADIGM shall have the right, at any time and from time-to-time, to make such sales of such common stock as NEW PARADIGM deems advisablewithout the registration thereof, pursuant to any applicableexemption from the registration requirements pursuant to the 1933 Securities Act.
          7. In the event that ELECTRIC MAGIC agrees to accept a reduced payment from NEW PARADIGM in respect of ELECTRIC MAGIC not having to deliver the WINDOWS 3.1 VERSION (as defined by the CONTRACT) and WINDOWS 95 VERSION (as defined by the CONTRACT), NEW PARADIGM agrees to reduce the purchase price payable by CAMELOT herein by an amount equal to fifty percent (50%) of the reduction accepted by ELECTRIC MAGIC. Such amount shall be applied to the final payments due NEW PARADIGM by CAMELOT herein. Should such reduction in payments to ELECTRIC MAGIC include any sums held in escrow by the Escrow Agent, then the Escrow Agent may, upon written notice by CAMELOT and NEW PARADIGM to the Escrow Agent confirming same, pay over such sums to NEW PARADIGM. In the event that CAMELOT fails or declines to provide to NEW PARADIGM and the Escrow Agent such written notice within the ten (10) business days, the Escrow Agent shall, upon receipt of written notice from NEW PARADIGM that such notice from CAMELOT has not been received, then promptly pay over to NEW PARADIGM such sums; provided, however, that the Escrow Agent shall not pay over such sums if, within the ten
(10) day period, the Escrow Agent receives a written notice of objection by CAMELOT.

ARTICLE IV: FORCE MAJEURE
         1. Neither party shall be responsible for any failuresor delays which are due to causes beyond its control, including,without limitation, acts of God, acts of government, war, fires, floods, or strikes.

ARTICLE V: WARRANTIES
          1. NEW PARADIGM warrants that there are no outstanding agreements, understandings, or other restrictions which would prevent it from performing under this Agreement, except for those set forth in the CONTRACT. Except as expressly provided in Article VI, 3, NEW PARADIGM shall hold harmless and indemnify CAMELOT, its heirs, agents, customer, successors and assigns, from any loss, damage, or liability related to or growing out of any breach by NEW PARADIGM of said agreements, understandings, or other restrictions.
          2. CAMELOT warrants that there are no outstandingagreements, understandings, or other restrictions which would prevent it from performing under this Agreement. CAMELOT shall hold harmless and indemnify NEW PARADIGM, its agents, customer,successors and assigns, from any loss, damage, or liability related to or growing out of any breach by CAMELOT of said agreements, understandings, or other restrictions.
          3. NEW PARADIGM warrants that it shall promptly do such acts and execute, acknowledge, and deliver all such papers, including, without limitation, recordable assignments, as may be necessary or desirable, in the reasonable discretion of CAMELOT, so that CAMELOT may obtain, maintain, protect, and vest in CAMELOT the entire right, title, and interest in and to the right, title, and interest conveyed or to be conveyed to NEW PARADIGM under the CONTRACT by ELECTRIC MAGIC, including rendering such assistance as CAMELOT may reasonably request in any future, contemplated, or pending Copyright Office, Patent and Trademark Office, or other proceeding.
          4. CAMELOT warrants that it shall promptly do such acts and execute, acknowledge, and deliver all such papers, including, without limitation, recordable assignments, as may be necessary or desirable, in the reasonable discretion of NEW PARADIGM, so that NEW PARADIGM herein may obtain, vest, maintain, and protect in NEW PARADIGM the entire right, title, and interest in and to the right, title, and interest of anything to be vested or revested in NEW PARADIGM hereunder, including rendering such assistance as NEW PARADIGM may reasonably request in any future, contemplated, or pending Copyright Office, Patent and TrademarkOffice, or other proceeding.
          5. NEW PARADIGM warrants that it has not disclosed and will not disclose any technical information, including the source code of the PROGRAM, to any third party. This warranty does not extend to any such technical information which is already or otherwise becomes publicly available through no act of NEW PARADIGM or was or is rightfully received from others on a nonconfidential basis.

          6. NEW PARADIGM makes no warranty, express or implied, that the rights, titles, and interests conveyed to NEW PARADIGM by ELECTRIC MAGIC under the CONTRACT are free and clear of any infringement, liens, encumbrances, pledges, security interests, or other restrictions or equities of any kind whatsoever;provided, however, that NEW PARADIGM expressly warrants that it has not placed and shall not place any lien, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever upon any right, title, or interest conveyed or to be conveyed to NEW PARADIGM by ELECTRIC MAGIC under the CONTRACT.
           7. The warranties provided in this Article shall survive any termination of this Agreement.

ARTICLE VI: TERMINATION
          1. If CAMELOT shall fail to comply with the payments as required by this Agreement, at the election of NEW PARADIGM,and in NEW PARADIGM's sole and exclusive discretion, this Agreement may be terminated by NEW PARADIGM and NEW PARADIGM shall retain all sums paid and all rights assigned to, licensed to, conveyed to, or possessed by CAMELOT in the PROGRAM and DOCUMENTATION shall promptly vest and revest in NEW PARADIGM.
          2. NEW PARADIGM's failure to comply with the CONTRACT shall, at the election of CAMELOT, and in CAMELOT's sole and exclusive discretion, result in the termination of this Agreement. All sums paid under Article III, 3 shall thereupon be refunded to CAMELOT by NEW PARADIGM and such repayment shall be CAMELOT's sole and exclusive remedy against NEW PARADIGM.
          3. Termination under this Article shall not affect any other right NEW PARADIGM may have against CAMELOT at law or equity.

 ARTICLE VII:  BOOKS AND RECORDS
         1. CAMELOT shall throughout the term of this Agreementand, where applicable, thereafter render statements to NEW PARADIGM on a quarterly basis and within fifteen (15) days after each applicable quarter and with such quarterly statement remit payments to NEW PARADIGM; such statement shall include:
          (a) the number of UNITS which are subject to the payment of one dollar ($1.00) as set forth in Article III, 3; and
          (b) the number of UNITS which are subject to the payment of (10%) ten percent as set forth in Article III, 3.
         2. With such statements as provided herein, CAMELOT shall pay the total amount due thereunder.
         3. During the term of this Agreement, CAMELOT shall keep accurate books of account and records covering all transaction relating to this Agreement at CAMELOT's principal place of business for not less than three (3) years after the expiration, or earlier termination, of this Agreement and to allow NEW PARADIGM and/or its representative to audit said books of account and records and to make copies thereof at NEW PARADIGM's expense; if any such audit reveals that amounts due NEW PARADIGM in excess of ten percent (10%) more than the amounts paid to NEW PARADIGM for the period covered by such audit, all audit fees, costs, and expenses shall be borne by CAMELOT, in addition to which interest shall be added to the amount discovered to be due, from the first dollar more than the amounts actually paid, in the amount of two percentage (2%) points above the prime rate as established by Citibank, NA.

         4. In the event that an auditor representing CAMELOT shall disagree with NEW PARADIGM as to whether the amount owed exceeds ten percent (10%), then the auditor representing CAMELOT and the auditor representing NEW PARADIGM shall jointly select a third auditor within twenty (20) days whose determination of the amount owed shall be final and binding upon CAMELOT and NEW PARADIGM.
         5. The receipt and deposit of monies by NEW PARADIGM and/or the Escrow Agent shall not prevent or limit NEW PARADIGM's right to contest the accuracy and/or correctness of any statement in respect of such monies.
         6. NEW PARADIGM agrees to hold in confidence any information provided by CAMELOT under this Article except where such information is already in NEW PARADIGM's possession on or before the receipt of the information from CAMELOT, or is already or otherwise becomes publicly available through no act of NEW PARADIGM, or is rightfully received by NEW PARADIGM from others.

ARTICLE XI: NOTICES
          1. Any notice or statement by either party shall be deemed to be sufficiently given when sent by Federal Express or by prepaid, certified mail, return receipt requested (optionally, a copy may, in addition, be sent by facsimile) to the other party at its address set forth hereinabove. These addresses shall remain in effect unless another address is substituted by written notice.

ARTICLE XII: JURISDICTION
          1. This Agreement shall be deemed entered into in the State of New York and shall be construed and governed solely by the laws of said State.
          2. The parties hereto shall restrict themselves exclusively to the jurisdiction of the courts within the State of New York for any controversy between them and arising out of this Agreement.

ARTICLE XIII: AMENDMENT OR MODIFICATION TO AGREEMENT
          1. No amendment or modification of this Agreement shall be valid or binding unless the same shall be made in writing and signed on behalf of proper officers of NEW PARADIGM and CAMELOT duly authorized to do so.

ARTICLE XIV: TITLES AND DEFINITIONS
          1. The Article titles of this Agreement are insertedfor convenience only and shall not be construed as limiting in any manner.
          2. The definitions provided herein and set forth in Article I are referred to by fully capitalizing such definitionsthroughout this Agreement. The definition of such terms are understood to be applicable to both singular and plural uses of such defined terms.

ARTICLE XV: ASSIGNMENT
          1. The rights and licenses assigned herein by NEW PARADIGM to CAMELOT and the obligations of CAMELOT under this Agreement are personal to CAMELOT and may not be assigned or transferred without the consent of NEW PARADIGM. The benefits of this Agreement shall inure to the successors and assigns of NEW PARADIGM.

ARTICLE XVI: ENFORCEMENT OF RIGHTS
          1. The failure to enforce any of the terms and conditions of this Agreement by any of the parties hereto shall not be deemed a waiver of any other right or privilege under this Agreement or a waiver of the right to thereafter claim damages for any deficiencies resulting from any misrepresentation, breach of warranty, or nonfulfillment of any obligation of any other party hereto.
          2. In order for there to be a waiver of any term or condition of this Agreement, such waiver must be in writing and signed by the party making such waiver.

ARTICLE XVII: AGENCY
          1. NEW PARADIGM, on the one part, and CAMELOT on the other, are not and shall not hold themselves out to be, partners or joint venturers nor is either party authorized or empowered to act as the agent for the other.

ARTICLE XVII: PREAMBLE
          1. The preamble to this Agreement is hereby incorporated and by this reference shall hereby become part of this Agreement as if set forth herein word for word.

     IN WITNESS WHEREOF, NEW PARADIGM and CAMELOT have caused this Agreement to be execute by their duly authorized officers.


                        NEW PARADIGM SOFTWARE CORPORATION

[Corporate Seal]

     By:
     MARK BLUNDELL, President

     CAMELOT CORPORATION

[Corporate Seal]

     By:
     DANIEL WETTREICH, President

     THIRD PLANET PUBLISHING, INC.

[Corporate Seal]


     DANIEL WETTREICH,
           Chief Executive Officer
STATE OF NEW YORK   )
ss:
COUNTY OF NEW YORK  )

     On this       day of October, 1995, before me personally came MARK BLUNDELL to me known, who being by me duly sworn, did depose and say that he resides in Westchester County, New York, that he is the president of NEW PARADIGM SOFTWARE CORP.,the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation,and the he signed his name thereto by like order.


                              Notary Public

STATE OF TEXAS      )
ss:
COUNTY OF           )

     On this          day  of October,  1995, before  me personally came  DANIEL
WETTREICH,  to me known, who being by me  duly sworn, did depose and say that he
resides in                        , Texas,  that he is the president of  CAMELOT
CORPORATION, and THIRD PLANET PUBLISHING, INC., the corporations described in and which executed the above instrument; that he knows the seal of said corporations; that the seal affixed to said instrument is such corporate seals; that it was so affixed by order of the Board of Directors of said corporations, and the he signed his name thereto by like orders.


                              Notary Public


                               EXHIBIT A

                                A G R E E M E N T

     This Agreement is effective this       day of October, 1995, by and between
NEW PARADIGM SOFTWARE CORPORATION, a corporation of the State of New York, having a place of business at 335 Madison Avenue, New York, New York 10017 (hereinafter referred to as NEW PARADIGM) and THE ELECTRIC MAGIC COMPANY, a partnership and all of the partners therein, namely ANDREW GREEN and DENISE MYERS each with offices at 209 Downey Street, San Francisco (THE ELECTRIC MAGIC COMPANY, ANDREW GREEN and DENISE MYERS are jointly severally referred to herein as ELECTRIC MAGIC).

                              W I T N E S S E T H :

     WHEREAS, ELECTRIC MAGIC is the owner of certain right, title, and interest in and to a PROGRAM (as hereinafter defined) and the COPYRIGHT (as hereinafter defined) and other INTELLECTUAL PROPERTY RIGHTS (as hereinafter defined) in the PROGRAM; and
     WHEREAS, ELECTRIC MAGIC desires to assign all of its right, title, and interest in the PROGRAM and INTELLECTUAL PROPERTY RIGHTS therein to NEW PARADIGM; and
     WHEREAS, the PROGRAM presently runs on a Macintosh platform (i.e., is usable on a Macintosh computer); and
     WHEREAS, ELECTRIC MAGIC represents that it is well experienced in writing computer programs and preparing all documentation therefor including the preparation of a WINDOWS 3.1 VERSION (as hereinafter defined) and a WINDOWS 95 VERSION (as hereinafter defined) within the time periods set forth herein;and
     WHEREAS, ELECTRIC MAGIC is the owner of certain right, title, and interest in and to TOOLS (as hereinafter defined) and desires to nonexclusively license NEW PARADIGM to use the INTELLECTUAL PROPERTY RIGHTS in the TOOLS; and
     WHEREAS, in reliance upon ELECTRIC MAGIC's representations set forth above, NEW PARADIGM desires to acquire all of ELECTRIC MAGIC's right, title, and interest in and to the PROGRAM and all of ELECTRIC MAGIC'S INTELLECTUAL PROPERTY RIGHTS in the PROGRAM and the nonexclusive license in the TOOLS.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein made, the parties hereto have agreed and do agree as follows:

ARTICLE I: DEFINITIONS
     As used herein, the following terms shall have the following meanings:
          1. AFFILIATE means any ENTITY having any relationship, contract, or arrangement with ELECTRIC MAGIC with respectto any matter which affects or is affected by this Agreementwherein ELECTRIC MAGIC has or exercises or has the power to exercise, directly or indirectly (in any manner), control, direction,or restraint of such ENTITY, or wherein such ENTITY has the power to exercise, directly or indirectly (in any manner), control,direction, or restraint of ELECTRIC MAGIC, or wherein such ENTITY and ELECTRIC MAGIC are subject to common or mutual control, direction, or restraint.
          2. COPYRIGHT means any and all copyrights in and to the PROGRAM, including any continuation, extensions, or renewalsthereof.

      3. DOCUMENTATION means the source code, object code, and any written information in the possession or control of ELECTRIC MAGIC which enables NEW PARADIGM to understand the purpose and functionality of the PROGRAM included therein and to enable NEW PARADIGM to use and sell, license, or otherwise dispose of copies of the PROGRAM to END USERS.
          4.   END USER is any ENTITY which has purchased a copy of the PROGRAM.
          5. EMPLOYEE means an employee, outside consultant,outside attorney, outside accountant, or any other ENTITY who is, has been, or will be engaged to assist ELECTRIC MAGIC.
          6. ENTITY means any individual, partnership, joint venture, corporation, or the like.
          7. IMPROVEMENTS means any enhancement, modification, improvement, addition, change, update of any nature whatsoever made to the PROGRAM, including, without limitation, the WINDOWS 3.1 VERSION and the WINDOWS 95 VERSION to be developed and delivered by ELECTRIC MAGIC hereunder, until such time as the WINDOWS 3.1 VERSION and WINDOWS 95 VERSION to be developed and delivered by ELECTRIC MAGIC hereunder shall have been completed and delivered as required hereby.
          8. INTELLECTUAL PROPERTY RIGHTS shall include, but not be limited to the following: rights in know-how, trademarks, copyrights (including in the case of the PROGRAM, COPYRIGHTS), patents, patent applications (including provisional, reissues, renewals, continuations, continuations-in-part, divisions, or reexaminations of any patent or patent application), trade secret(including in the case of the PROGRAM, TRADE SECRETS), instructions, improvements, modifications, suggestions, proposals, programs, ideas, writings, and the like of any sort whatsoever, and any embodiment thereof including, but not limited to, computerprograms, documentation (including in the case of the PROGRAM, DOCUMENTATION), assembly and detailed drawings, plans, specifications, results of technical investigations and research, assembly, and parts manuals, and any other proprietary information.
          9. OPTION means an Option to Purchase fifty thousand (50,000) Shares of Common Stock of NEW PARADIGM on the effective date of this Agreement as attached hereto.
          10. PROGRAM means, alone or in combination, computer programs which make up the NET PHONE computer programs and DOCUMENTATION therefore and any IMPROVEMENTS thereto or VERSIONS thereof developed by ELECTRIC MAGIC and delivered and to be delivered to NEW PARADIGM hereunder. The PROGRAM enables a user of the Internet to communicate with another user by voice telephony. In its present VERSION the PROGRAM operates on a Macintosh computer.
          11. SUBSIDIARY means any ENTITY with respect to which ELECTRIC MAGIC owns or controls, directly or indirectly, fifty percent (50%) or more of the stock entitled to vote for the election of directors or persons performing similar functions.
          12. TOOLS means that set of computer programs generally identified as Z-LIB tools which were and are used in the writing of the PROGRAM.
          13.   TRADEMARK means the trademark NET PHONE .
          14. TRADE SECRET means any and all of ELECTRIC MAGIC's information relating to or arising out of the PROGRAM including, and without limitation, those INTELLECTUAL PROPERTYRIGHTS not generally publicly known. TRADE SECRET is understoodto include the definition of trade secret as set forth in the Restatement of Torts.

        15. WINDOWS 3.1 VERSION means a VERSION which is compatible with Microsoft's Windows 3.1 computer program.
          16. WINDOWS 95 VERSION means a VERSION which is compatible with Microsoft's Windows 95 computer program.
          17. VERSION means any computer program which has the equivalent function of the PROGRAM which operates on the Macintosh computer.

ARTICLE II: PURCHASE OF RIGHTS:
          1. NEW PARADIGM agrees to pay to ELECTRIC MAGIC four hundred thousand dollars ($400,000.00) and the OPTION, which shall be exercisable for three (3) years from the effective date of this Agreement at the price of the shares at the close of business on September 19, 1995. In return for this consideration ELECTRIC MAGIC herewith assigns and agrees to assign all of its right, title, and interest in and to the INTELLECTUAL PROPERTY RIGHTS in the PROGRAM. Such payment shall be made in the following manner:
          A. Upon ELECTRIC MAGIC's execution of this Agreement and the delivery to NEW PARADIGM of a recordable assignment(in the form attached to this Agreement) of the COPYRIGHT, the PROGRAM, including all DOCUMENTATION therefor, a list setting forth the names, addresses, and any other information relative thereto ELECTRIC MAGIC may have of all of ELECTRIC MAGIC's END USERS, NEW PARADIGM agrees to pay and hereby pays to ELECTRICMAGIC two hundred thousand dollars ($200,000.00) and conveys to The Electric Magic Company the OPTION; and
          B. Upon delivery to NEW PARADIGM by ELECTRIC MAGIC no later than December 31, 1995, of a WINDOWS 3.1 VERSION, NEW PARADIGM shall pay to ELECTRIC MAGIC one hundred thousand dollars ($100,000.00); and
          C. Upon delivery by ELECTRIC MAGIC to NEW PARADIGM, no later than February 28, 1996, of the WINDOWS 3.1 VERSIONwhich is free of defects so as to be ready for shipment to END USERS, NEW PARADIGM shall pay to ELECTRIC MAGIC fifty thousand dollars ($50,000.00) as provided in 2 of this Article; and
          D. Upon delivery by ELECTRIC MAGIC to NEW PARADIGM no later than March 31, 1996, the WINDOWS 95 VERSION in a commercially ready form for shipment to END USERS, NEW PARADIGM shall pay ELECTRIC MAGIC fifty thousand dollars ($50,000.00).
          2. NEW PARADIGM shall have thirty (30) days after receipt of the WINDOWS 3.1 VERSION under 1(C) of this Article to advise ELECTRIC MAGIC of any defect. NEW PARADIGM shall set forth, in writing, specifically the nature of the defect so as to enable ELECTRIC MAGIC to cure the defect. Should NEW PARADIGM not notify ELECTRIC MAGIC within the thirty (30) day period, the WINDOWS 3.1 VERSION shall be deemed to be delivered and accepted. ELECTRIC MAGIC shall have sixty (60) days from the written notice by NEW PARADIGM to cure any such defect. Upon receipt of the WINDOWS 3.1 VERSION cured of all identified defects, as provided herein, NEW PARADIGM shall pay ELECTRIC MAGIC the amount set forth in
 1(C).
          3.   All times set forth herein are of the essence of this Agreement.

          4. All payments of anything of value set forth herein by NEW PARADIGM to ELECTRIC MAGIC shall be made to The Electric Magic Company.

ARTICLE III: ELECTRIC MAGIC REGISTRATION RIGHTS:
          1. NEW PARADIGM grants to ELECTRIC MAGIC certain registration rights with respect to the shares issuable on exercise of the OPTION.

ARTICLE IV: GRANTS
          1. ELECTRIC MAGIC hereby assigns and agrees to assign all of the right, title, and interest in and to the COPYRIGHT and TRADE SECRETS throughout the world, and any and all claims or causes of action for infringement thereof now, heretofore, or hereafter existing.
          2. ELECTRIC MAGIC hereby assigns and agrees to assign all of the right, title, and interest in and to all other INTELLECTUAL PROPERTY RIGHTS not recited in 1 of this Article that it has in and to the PROGRAM throughout the world, and any and all claims or causes of action for infringement thereof now, heretofore, or hereafter existing.
          3. ELECTRIC MAGIC hereby agrees to grant and grants to NEW PARADIGM a royalty free, nonexclusive, right to use the copyright and trade secrets in TOOLS throughout the world.

ARTICLE V: FORCE MAJEURE
         1. Neither party shall be responsible for any failuresor delays which are due to causes beyond its control, including,without limitation, acts of God, acts of government, war, fires, floods, or strikes; unless such failure or delay can be remedied within one hundred and eighty (180) days from the first day of such failure or delay (in which case any time deadlines herein shall be appropriately extended).

ARTICLE VI: WARRANTIES
          1. NEW PARADIGM warrants that there are no outstanding agreements, understandings, or other restrictions which would prevent it from performing under this Agreement. NEW PARADIGM shall hold harmless and indemnify ELECTRIC MAGIC, its heirs, agents, customer, successors and assigns, from any loss, damage, or liability related to or growing out of any breach by NEW PARADIGM of said agreements, understandings, or other restrictions.
          2. ELECTRIC MAGIC warrants that there are no outstanding agreements, understandings, or other restrictions which would prevent it from performing under this Agreement. ELECTRIC MAGIC shall hold harmless and indemnify NEW PARADIGM, its agents, customer, successors and assigns, from any loss, damage, or liability related to or growing out of any breach by ELECTRIC MAGIC of said agreements, understandings, or other restrictions.
          3. The Electric Magic Company has been using the TRADEMARK to identify the PROGRAM. However, The Electric Magic Company has written to a competitor acknowledging that the competitor has superior rights in the TRADEMARK. Accordingly, ELECTRICMAGIC hereby assigns to NEW PARADIGM whatever rights it may have in and to the TRADEMARK but makes no representation or warranty as to the ownership of the rights therein.
          4.   ELECTRIC MAGIC warrants that:
          a) it owns all right, title, and interest in and to the COPYRIGHT and TRADE SECRET except for certain shareware programs (i.e., public domain software) identified on an attachment to this Agreement;
          b) it has distributed no copy of the source code to any ENTITY not a party to this Agreement;
          c) the COPYRIGHT and TRADE SECRET have been and are free and clear of all infringement, liens, encumbrances,pledges, security interests, or other restrictions or equities of any kind whatsoever (it being acknowledged, however, that The Electric Magic Company has sold copies of the PROGRAM to END USERS);

          d) all INTELLECTUAL PROPERTY RIGHTS, with the exception of COPYRIGHT and TRADE SECRET, have been and are to the best of its knowledge and belief free and clear of all infringement, liens, encumbrances, pledges, security interests, or other restrictions or equities of any kind whatsoever.
          e) except as otherwise expressly set forth in this Agreement, the PROGRAM has been authored by Andrew Green and Denise M. Myers
          f) except for copies of the PROGRAM in the possession of END USERS and itself, there are no other copies of the PROGRAM;
n         g) it  has provided to NEW  PARADIGM a complete list of  all END USERS who have acquired or received the PROGRAM from ELECTRIC MAGIC.
          h) Andrew Green and Denise M. Myers are the only partners, general or limited, of the Electric Magic Company.
          5. ELECTRIC MAGIC shall indemnify, hold harmless, and defend (and pay any and all reasonable attorney's fees in connection therewith) NEW PARADIGM and its officers, directors, agents, and employees, from and against any breach of the warranties herein, subject to Article VII hereof.
          6. ELECTRIC MAGIC warrants that it shall, without further compensation to it, promptly do such acts and execute, acknowledge, and deliver all such papers, including, without limitation, recordable assignments, as may be necessary or desirable,in the reasonable discretion of NEW PARADIGM, to obtain, maintain, protect, and vest in NEW PARADIGM the entire right, title, and interest in and to the PROGRAM and all INTELLECTUAL PROPERTY RIGHTS therein to be assigned herein by ELECTRIC MAGIC includingrendering such assistance as NEW PARADIGM may reasonably request in any future, contemplated, or pending Copyright Office, Patentand Trademark Office, or other proceeding (provided that ELECTRIC MAGIC shall be reimbursed for all reasonable out-of-pocket expenses).
          7. The warranties provided herein by ELECTRIC MAGIC do not extend to INTELLECTUAL PROPERTY RIGHTS created by NEW PARADIGM.
          8. The warranties provided in this Article shall survive any termination of this Agreement.

ARTICLE VII: LITIGATION
          1. In the event of actual or threatened suit charging infringement by ELECTRIC MAGIC of any INTELLECTUAL PROPERTY RIGHT of others, due to use by ELECTRIC MAGIC of the rights assigned or to be assigned herein, ELECTRIC MAGIC shall promptly notify NEW PARADIGM thereof and NEW PARADIGM shall have the right, but not the obligation to assume the defense and settlement thereof at NEW PARADIGM's expense.
          2. In the event that ELECTRIC MAGIC shall become aware of an infringement by any ENTITY of anything herein assigned by it, it shall promptly notify NEW PARADIGM of such infringement and shall do such acts and provide such information as in NEW PARADIGM's sole discretion would be necessary or desirable in relation thereto. Such acts and provision of information as are required herein by NEW PARADIGM shall survive the termination of this Agreement for whatever reason. NEW PARADIGM shall pay ELECTRIC MAGIC for all of its reasonable out-of-pocket expenses, including reimbursement at its standard consulting rates for of ELECTRIC MAGIC's time not to exceed one hundred and twenty five dollars ($125.00) per hour.

ARTICLE VIII: CONFIDENTIALITY
          1. INTELLECTUAL PROPERTY RIGHTS are the essence of the Agreement. Accordingly, ELECTRIC MAGIC, on behalf of itself and its EMPLOYEES, AFFILIATES, and SUBSIDIARIES, agrees that any TRADE SECRET shall be held in confidence by ELECTRIC MAGIC and that ELECTRIC MAGIC shall neither use same for itself nor disclose same to others, nor (directly or indirectly) assist others to use same for itself or others, without the express and advance written permission of NEW PARADIGM. ELECTRIC MAGIC shall secure agreements from its EMPLOYEES consistent with this Agreement that such EMPLOYEES shall hold such TRADE SECRETS in confidence.
          2. This requirement of confidentiality extends to any and all TRADE SECRETS previously provided or that will be provided by ELECTRIC MAGIC to NEW PARADIGM, including the terms and conditions of this Agreement, and shall survive the termination of this Agreement for any reason.

ARTICLE IX:  NONCOMPETITION
          1. ELECTRIC MAGIC, on behalf of itself and SUBSIDIARIES shall refrain from marketing any computer program which competes with or is capable of competing with the PROGRAM where such competing computer program can be used over any network, including, but not limited to, the Internet by way of audio telephony, video telephony, or any other means of communication by any technology not now known, for a period of two (2) years from the effective date of this agreement. ELECTRIC MAGIC, on behalf of itself and its SUBSIDIARIES shall also refrain from, directly or indirectly, aiding others from marketing any such computer program for two (2) years from the effective date of this Agreement.
          2. This Article shall survive the termination of this Agreement, however occurring, except where ELECTRIC MAGIC has fully performed and NEW PARADIGM has failed to make the payments as required herein or where NEW PARADIGM reconveys all INTELLECTUAL PROPERTY RIGHTS as provided in Article X,
 2.

ARTICLE X: TERMINATION
          1. If ELECTRIC MAGIC shall fail to comply with the delivery of the present version of the PROGRAM and the WINDOWS 3.1 VERSION by the date(s)
indicated, this Agreement, at the election of NEW PARADIGM, and in NEW PARADIGM's sole and exclusivediscretion, may be terminated by NEW PARADIGM.
          2. Where termination takes place under 1 of this Article, NEW PARADIGM may, at in its sole and exclusive discretion, retain or reconvey all INTELLECTUAL PROPERTY RIGHTS conveyed to it herein by ELECTRIC MAGIC. Should NEW PARADIGM elect to reconvey all INTELLECTUAL PROPERTY RIGHTS, it shall complete such reconveyance, including all DOCUMENTATION, within thirty (30) days of ELECTRIC MAGIC's failure to comply and the license granted herein in and to the TOOLS shall terminate.
          3. Where NEW PARADIGM elects to retain all such INTELLECTUAL PROPERTY RIGHTS under 2 of this Article, ELECTRIC MAGIC shall retain two hundred thousand dollars ($200,000.00) paid hereunder as its total payment and shall promptly refund to NEW PARADIGM any other sums ELECTRIC MAGIC may have received hereunder and acknowledge in writing that the OPTION is terminated.
         4. Where NEW PARADIGM reconveys all INTELLECTUAL PROPERTY RIGHTS under 2 of this Article, ELECTRIC MAGIC shall pay to NEW PARADIGM all sums it has received from NEW PARADIGM hereunder and promptly acknowledge in writing that the OPTION is terminated. ELECTRIC MAGIC shall reimburse NEW PARADIGM for NEW PARADIGM's documented cost of promotion, marketing, and development of the PROGRAM and any VERSION thereof, such reimbursement not to exceed one hundred thousand dollars ($100,00.00) and, provided further, that such reimbursement shall be paid by ELECTRIC MAGIC only from one-half of the gross amount received by ELECTRIC MAGIC for the sale, license, or other disposition of any copy of the PROGRAM or any other program which may compete with the PROGRAM.
          5. If ELECTRIC MAGIC shall fail to deliver the WINDOWS 95 VERSION, then NEW PARADIGM, at its sole and exclusive option, may terminate this Agreement and ELECTRIC MAGIC shall retain three hundred thousand dollars ($300,000.00) and the OPTION as its sole and complete payment hereunder.
          6. The remedies of NEW PARADIGM set forth in this Article X for ELECTRIC MAGIC's failure to complete and deliver any VERSION of the PROGRAM required to be delivered hereunder constitutes NEW PARADIGM's exclusive remedy for such failure. Any repayment and/or termination and/or reconveyance set forth in this Article shall not relieve ELECTRIC MAGIC of any other right NEW PARADIGM may have against ELECTRIC MAGIC at law or in equity with reference to any breach of any warranty provided herein,which includes compensatory and consequential damages.
          7. In the event that NEW PARADIGM fails to make any payment and ELECTRIC MAGIC has fully performed, NEW PARADIGM shall execute such documents so as to revest all INTELLECTUAL PROPERTY RIGHTS in ELECTRIC MAGIC.

ARTICLE XI: NOTICES
          1. Any notice or statement by either party shall be deemed to be sufficiently given when sent by Federal Express or by prepaid, certified mail, return receipt requested (optionally, a copy may, in addition, be sent by facsimile) to the other party at its address set forth hereinabove. These addresses shall remain in effect unless another address is substituted by written notice.

ARTICLE XII: JURISDICTION
          1. This Agreement shall be deemed entered into in the State of New York and shall be construed and governed solely by the laws of said State.

ARTICLE XIII: AMENDMENT OR MODIFICATION TO AGREEMENT
          1. No amendment or modification of this Agreement shall be valid or binding unless the same shall be made in writing and signed on behalf of ELECTRIC MAGIC and by a proper officer of NEW PARADIGM duly authorized to do so.

ARTICLE XIV: TITLES AND DEFINITIONS
          1. The Article titles of this Agreement are insertedfor convenience only and shall not be construed as limiting in any manner.
          2. The definitions provided herein and set forth in Article I are referred to by fully capitalizing such definitionsthroughout this Agreement. The definition of such terms are understood to be applicable to both singular and plural uses of such defined terms.

ARTICLE XV: ASSIGNMENT
          1. The obligations of ELECTRIC MAGIC under this Agreement are personal to ELECTRIC MAGIC and may not be assigned or transferred without the consent of NEW PARADIGM. The benefits of this Agreement shall inure to the successors and assigns of NEW PARADIGM. This clause shall not be interpreted as preventing ELECTRIC MAGIC from engaging any ENTITY to assist it in the performance of its obligations hereunder.

ARTICLE XVI: ENFORCEMENT OF RIGHTS
          1. The failure to enforce any of the terms and conditions of this Agreement by any of the parties hereto shall not be deemed a waiver of any other right or privilege under this Agreement or a waiver of the right to thereafter claim damages for any deficiencies resulting from any misrepresentation, breach of warranty, or nonfulfillment of any obligation of any other party hereto.
          2. In order for there to be a waiver of any term or condition of this Agreement, such waiver must be in writing and signed by the party making such waiver.

ARTICLE XVII: AGENCY
          1. NEW PARADIGM, on the one part, and ELECTRIC MAGIC on the other, are not and shall not hold themselves out to be, partners or joint venturers nor is either party authorized or empowered to act as the agent for the other.

ARTICLE XVII: PREAMBLE
          1. The preamble to this Agreement is hereby incorporated and by this reference shall hereby become part of this Agreement as if set forth herein word for word.

     IN WITNESS WHEREOF, ELECTRIC MAGIC has executed and NEW PARADIGM has caused this Agreement to be execute by its duly authorized officer.

                           NEW PARADIGM SOFTWARE CORP.

[Corporate Seal]

     By:
     MARK BLUNDELL, President

     THE ELECTRIC MAGIC COMPANY


     By:
     ANDREW GREEN, A Partner

     By:
     DENISE M. MYERS, A partner


     ANDREW GREEN, Individually


     DENISE M. MYERS, Individually


STATE OF NEW YORK) ss:
COUNTY OF NEW YORK)

     On this       day of October, 1995, before me personally came MARK BLUNDELL to me known, who being by me duly sworn, did depose and say that he resides in Westchester County, New York, that he is the president of NEW PARADIGM SOFTWARE CORPORATION, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and the he signed his name thereto by like order.



Notary Public

STATE OF CALIFORNIA )  ss:
COUNTY OF           )


     On this         day of October,  1995, before me personally appeared ANDREW
GREEN and DENISE M. MYERS being by me duly sworn, did depose and say that they are the persons in the above-named agreement and that they freely executed the foregoing agreement.



     Notary Public

<\PAGE>

                                    EXHIBIT B
                                ESCROW AGREEMENT

The undersigned (the  "Parties") hereby nominate, constitute, and appoint PHILIP

FURGANG, of FURGANG  & MILDE, L.L.P., 205  Lexington Avenue, New York,  New York

10016 as escrow agent ("Escrow  Agent") to hold certain funds in escrow upon the following terms and conditions:

Main Transaction

          1.     The  Parties  have  entered into  an  Agreement  of  Sale  (the

"Agreement")  dated as of October    ,  1995, a copy of which is annexed hereto,

which requires that certain funds be held in escrow.

Agreement of Escrow Agent

          2.   The Escrow Agent  is apprised of the terms and conditions  of the

Agreement  and  agrees  to  act,  with fee,  in  accordance  therewith  and  the instructions herein.

Items in Escrow

          3.   CAMELOT (as defined in the Agreement) hereby delivers  and agrees to deliver to the Escrow Agent certain funds in accordance with the Agreement.

Instructions and Conditions

          4.   The Parties hereby instruct the Escrow Agent to act in accordance with the instructions of payment of the funds held in escrow in  accordance with the  Agreement, including  the  obligation  to promptly  disperse  funds to  The

Electric Magic Company as directed by the Agreement.

Commencement and Termination

          5.   The escrow established by this Escrow Agreement shall commence on the date hereof or upon delivery of the funds set forth in the Agreement and shall terminate in accordance with  the instructions and conditions contained in the Agreement.


Delivery by Mail

          6.   The Escrow Agent may deliver any funds by certified or registered mail, return receipt requested.

Requests

          7.    Any Party  may demand  a receipt acknowledging  delivery of  any funds or the Escrow Agent may provide such receipt, at his option.

Indemnity and Disputes

          8.   a)  In the event the Escrow Agent, before  the termination of the escrow, receives or becomes aware of  conflicting demands or claims with respect to this escrow of the rights of any of the Parties hereto or  of claims upon the funds deposited or to  be deposited herein or affected hereby,  the Escrow Agent shall have the  right to discontinue any  or all further acts on  his part until such conflict is resolved to his satisfaction.

           b)  The  Escrow Agent  shall have  the further right  to commence  or defend  any action or  proceedings for the determination  of such conflict.  The

Parties  jointly and severally agree  to pay all  costs, damages, judgments, and expenses,  including reasonable  attorneys' fees,  suffered or  incurred  by the

Escrow Agent in  connection with or arising  out of this escrow,  including, but without limiting the generality of the foregoing, a suit in interpleader brought

by  the  Escrow  Agent.   In  the  event  the  Escrow  Agent  files  a  suit  in

interpleader, he shall thereupon be fully released and discharged from all further obligations  to perform any and  all duties or obligations  imposed upon him by this Escrow Agreement.

c)  The Escrow Agent is hereby given a lien on all rights, titles, and interests of each of the Parties hereto  in their escrowed monies, to protect,  indemnify,

and reimburse himself for  all costs, expenses,  and liabilities arising out  of this Escrow Agreement.

Liability of Escrow Agent

          9.   The Escrow Agent shall not be liable for any error of judgment or for  any act done or omitted by him in  good faith, or for anything which he may in  good faith  do or  refrain from doing  in connection  herewith, nor  for any negligence other  than his  gross  negligence; nor  shall  the Escrow  Agent  be answerable for the default or misconduct of his agents, attorneys, or employees,

if they be selected  with reasonable care; nor will any liability be incurred by the Escrow Agent if, in the event of any dispute or question as to his duties or obligations hereunder, he acts  in accordance with written opinion of  his legal counsel. The Escrow Agent is authorized to act upon any document believed by him to be genuine and to be signed by the proper party or parties, and will incur no liability in so acting.

Change of Address or Representatives

          10.   Any Party hereto and the Escrow Agent may by notice delivered to the Escrow Agent  and the other Party,  change its address for  purposes of this

Escrow Agreement.

Notices

          11.   Any notice required to be  given hereunder or which may be given hereunder to any Party or to the Escrow Agent shall be in writing and shall be delivered by registered or certified mail, return receipt requested.

Modification

          12.   The Escrow Agent shall not  be bound by any modification of this

Escrow Agreement or any agreement incorporated by reference herein, unless there is delivered to the  Escrow Agent a written modification signed  by the Parties.

No such modification shall, without the consent of the Escrow Agent,  modify the provisions  of the  Escrow Agreement  relating  to the  duties, obligations,  or rights of the Escrow Agent.

 Benefit

          13.    This Escrow  Agreement shall be  binding upon and  inure to the benefit of the Parties, their successors and assigns.

Escrow Agent's Right to Represent New Paradigm Software Corp. (the "Client") as Attorney


          14.      Notwithstanding  anything  contained  in  the  within  Escrow

Agreement, the  Escrow Agent  shall at all  times be  entitled to  represent the

Client, its successors and assigns, and to commence, proceed with, or defend any action brought in any court of competent  jurisdiction by or against any persons or entities arising out of any alleged breach of this Agreement.

Construction

          15.     This  Escrow  Agreement shall  be  governed  and construed  in accordance with the laws of the State  of New York.  Any action arising directly or indirectly from this Escrow Agreement shall be brought exclusively in a court within the State of New York.


IN WITNESS WHEREOF, the Parties hereto  have hereunto set their hands and  seals

as of this         day of             ,

1995.



NEW PARADIGM SOFTWARE CORP.



By:
MARK BLUNDELL, President


CAMELOT CORP.


By:
DANIEL WETTREICH, President


THIRD PLANET PUBLISHING, INC.

[Corporate Seal]

By:DANIEL WETTREICH,
      Chief Executive Officer

I agree to act as Escrow Agent under the terms and conditions of this Escrow Agreement.



PHILIP FURGANG

<\PAGE>

                                  EXHIBIT C
                                 PROMISSORY NOTE
           $200,000.00                                October 27, 1995


     FOR VALUE RECEIVED the undersigned promises to pay to the order of NEW PARADIGM SOFTWARE CORP. the principal sum of two hundred thousand dollars ($200,000.00) to be paid as follows: a payment of one hundred thousand dollars ($100,000.00) in installments in the sum of twenty five thousand dollars ($25,000.00) shall be due on the last day of November, 1995, and on the last day of each month thereafter through February, 1996 and one hundred thousand dollars ($100,000.00) in installments in the sum of twelve thousand five hundred dollars ($12,500.00) on the last day of March, 1996, and on the last day of each month thereafter through October, 1996; and such sums shall be made payable to the Escrow Agent: "Philip Furgang for the benefit of New ParadigmSoftware Corp.". All payments shall be made to Philip Furgang, Furgang & Milde, L.L.P., 205 Lexington Avenue, New York, New York 10016 or by wire to the "Philip Furgang Attorney Trust Account" at Chemical Bank, Smith Street, Route 59, Nanuet, New York 10964, account number 277-234026 (bank tracking number 028000121). Failure to make any payment when due or within fifteen (15) days thereafter shall grant to the holder hereof the option to accelerate and make immediately due and payable the principal balance of this note then unpaid.

     The undersigned hereby waives presentment, demand for payment, notice of dishonor and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this note and hereby consents to any extensions of time, renewals, releases of any party to this note or any security held for payment thereof, waivers or modifications that may be granted or consented to by the holder in respect of time of payment or any other provision of this note.

     After maturity, by acceleration or otherwise, interest shall accrue on the unpaid principal portion of this note at the rate of two (2%) percent per month or the highest rate permitted by law, whichever is lower.

     In the event any action or proceeding is instituted to enforce payment of this note the undersigned shall pay, in addition to all other sums due and owing hereunder, the reasonablelegal fees and expenses incurred by the holder hereof in enforcing the terms of this note.

     This note and the rights thereunder shall be construed under the laws of the State of New York.

    Acceptance of this note and any payments made hereunder shall not constitute a waiver of any rights of the payee except to the extent of reducing the amount of obligation of the undersigned to the payee.

                                   CAMELOT CORPORATION

[Corporate Seal]

     By:
     DANIEL WETTREICH, President

     THIRD PLANET PUBLISHING, INC.

[Corporate Seal]

     By:
     DANIEL WETTREICH,
     Chief Executive Officer

                                    EXHIBIT D
                           GENERAL SECURITY AGREEMENT

     In consideration of one dollar and other good and valuable consideration and to induce NEW PARADIGM SOFTWARE CORP. a corporation of the State of New York and having an office at 335 Madison Avenue, New York (hereinafter called the "Secured Party")to extend financial accommodations to CAMELOT CORPORATION, a corporation of the State of Colorado, with offices at 17770 PrestonRoad, Dallas, Texas 75252 and THIRD PLANET PUBLISHING, INC., a corporation of the State of Florida with offices at 17770 PrestonRoad, Dallas, Texas 75252 (CAMELOT CORPORATION and THIRD PLANET PUBLISHING, INC., are hereinafter jointly and severally referred to as the "undersigned"), the Secured Party shall have the rights, remedies, and benefits hereinafter set forth:

     A    DEFINITIONS

          1. The term "Liabilities" shall mean and include any and all indebtedness, obligations, and liabilities of any kind of the undersigned to the Secured Party now or hereafter existing,arising directly between the undersigned and the Secured Party or otherwise, acquired outright, conditionally, or as collateralsecurity from another by the Secured Party, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, direct or indirect, liquidated or unliquidated, arising by operation of law or otherwise, including, but without limiting the generality of the foregoing, indebtedness, obligations, and liabilities to the Secured Party of the undersigned as a member of any partnership, syndicate, association or other group, and whether incurred by the undersigned as principal, surety, indorser, guarantor, accommodation party, or otherwise including, but not limited to, the indebtedness, obligations, and liabilities of the undersigned to the Secured Party arising under certain financing agreements executed and delivered contemporaneously herewith including, but not limited to, a promissory note and an agreement all of even date herewith (as the same may now exist or may hereafter be amended, modified, or supplemented, are collectively referred to herein as the "Agreements").

          2. The term "Security" shall mean and include all personal and real property of the undersigned, as in Schedule A annexed hereto.

          3. The undersigned shall be jointly and severally liable hereunder and the term "undersigned" wherever used herein shall mean all of the undersigned and any one or more of them.

           4. Other Definitions: All terms not specificallydefined herein which are defined in the Uniform Commercial Code as presently in effect in the State of New York shall be construed in accordance with the definitions set forth therein.

     B    GRANT OF SECURITY INTEREST

     As collateral security for the payment and performancewhen due of all of the liabilities, each of the undersigned hereby grants, assigns, mortgages, pledges, hypothecates, and transfers to Secured Party a security interest in and a general lien upon, and right of setoff against, the Security subject only to the liens and security interests, if any set forth in Schedule A annexed hereto.

     The Security shall be used for business purposes and shall be kept at the undersigned's place of business set forth above.

     C    REPRESENTATIONS AND WARRANTIES

     The undersigned hereby jointly and severally representand warrant to the Secured Party the following, each of which shall be a continuing representation and warranty, the truth and accuracy of which shall be a continuing condition of financing by Secured Party:

          1. Title. The undersigned has good and marketable title to all of the Security subject to no liens, mortgages, pledges, security interests, encumbrances, or charges of any kind, except in favor of the Secured Party and those liens and security interests, if any, set forth on Schedule A annexed hereto, and except such (if any) as are permitted hereunder or under the other Agreements or otherwise approved in writing by Secured Party. No security agreement, financing statement, equivalentsecurity or lien instrument, or continuation covering all or any part of the Security is on file or of record in any public office, except such (if any) as are permitted hereunder or under the Agreements. All of the Security which consists of accountsrepresent bona fide sales or services rendered.

          2. Places of Business. The principal places of business and chief executive offices of each of the undersigned are as set forth above and the undersigned will not change such principal places of business or chief executive offices or open any new offices without first giving prior written notice to the Secured Party and execute such documents as may, in the Secured Party's discretion, be necessary to secure the security interest herein provided. The undersigned will not change their names, identity, or structure in any manner which might make any financing statement filed hereunder misleading without the prior written consent of Secured Party.

          3. Books and Records. Books and records relating to the Security and the Security are located only at the addresses listed above for the undersigned and the undersigned will not make any change in or addition to the locations specified thereinwithout rior written notice to the Secured Party. The undersigned will keep and stamp or otherwise mark any and all documents, instruments, and chattel paper and its individual books and records relating to the Security in such manner as Secured Party may reasonably require.

     D    ADDITIONAL COVENANTS

     The undersigned jointly and severally covenant and agree that from and after the date of this Agreement, until the Liabilities are fully and indefeasibly satisfied:


          1. Instruments of Assignment. At any time and from time to time, upon the demand of the Secured Party, the undersigned will deliver and pledge to the Secured Party, indorsed and/or accompanied by such instruments of assignment and transferin such form and substance as the Secured Party may reasonably request, any and all instruments, documents, securities, and/or chattel paper which are included in the Security as Secured Party may demand.

          2. Perfection of Security Interests. The undersignedwill at any time and from time-to-time, at their sole cost and expense give, execute, deliver, file, and/or record any notice, statement, instrument, document, agreement, or other papers that may be necessary or desirable or that the Secured Party may reasonably request in order to create, preserve, perfect, or validate any security interest granted pursuant to this Agreement, any of the Agreements, or any other agreement between the undersigned and the Secured Party or to enable the Secured Party to exercise and enforce its rights hereunder or with respect to such security interest. The right is expressly granted to the Secured Party, at its discretion, to execute and file one or more financing statements under the Uniform Commercial Code, the Assignment Register of the United States Copyright Office, and the Assignment Register of the United States Patent and Trademark Office with respect to any or all of the Security, naming the undersigned as debtor and the Secured Party as the secured party and indicating therein the types, and describing the items, of Security herein specified.

           3. Sale, Transfer or Disposal of Security. The undersigned will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber, or otherwisedispose of or abandon, nor will the undersigned suffer or permit any of the same to occur with respect to any part or all of the Security without prior written consent of the Secured Party, other than the sale of inventory and the disposition of broken, worn-out, or obsolete equipment no longer used in connection with the undersigned's business.

          4. Inspection. The undersigned will permit representatives of the Secured Party at any time to inspect its inventory, equipment, and other tangible Security and to have free access to and right of inspection of any papers, instruments, and records pertaining to any of the Security and make abstracts from the undersigned's books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments, documents, and other Security. The foregoing rights shall be in addition to and shall not limit the Secured Party's rights and remedies with respect to the Security upon or at any time after the occurrence of an Event of Default (as provided hereunder).

          5. Maintenance. The undersigned will use the Security for lawful purposes only and shall maintain and use the Security with all reasonable care and caution and in conformity in all material respects with applicable laws, ordinances, and regulations.

          6. Taxes, Assessments. The undersigned will promptly pay, when due, all taxes, assessments, and governmental charges or levies imposed upon the Security or for its use or operation or upon the proceeds thereof or upon any instrument evidencing the Liabilities, as well as claims against the Security of any kind (including claims for labor, materials, and supplies). At its option, the Secured Party may discharge taxes, liens or security interests, or other encumbrances at any time levied or placed on the Security and may pay for the maintenance and preservation of the Security and the undersigned agree to reimburse the Secured Party on demand for any payment made or expense incurred by the Secured Party in connection with the foregoing, and any such payment or expense shall constitute a part of the Liabilities secured hereby.

          7. In Transit. Any of the Security in the possessionof, in transit to, or set apart for Secured Party or any of its agents, associates, affiliates, trustees, or participants shall be deemed to be subject to the Secured Party's security interesttherein.

           8. Fixtures. If any of the Security is or is about to become affixed to realty the undersigned will, at the Secured Party's request, furnish the Secured Party with a writing executed by the mortgagee of the realty whereby the mortgagee subordinates its rights and priorities to the Secured Party's interestin the Security. If the Security is or may become subject to a landlord's lien, the undersigned will, at the Secured Party's request, furnish the Secured Party with a landlord's waiver satisfactory in form and substance to the Secured Party.

          9. Expenses. The undersigned will promptly pay the Secured Party any and all sums, costs, and expenses which the Secured Party may pay or incur in protecting, or enforcing the security interest granted herein or in enforcing payment of the Liabilities or otherwise in connection with the provisions hereof, including without limitation, all search, filing, and recording fees, taxes, and reasonable attorneys' fees and all fees and expenses for the service and filing of papers, marshals, sheriffs, custodians, auctioneers, and others, and all court costs and collection charges, all of which shall be part of the Liabilities and shall be payable on demand.

     E    EVENTS OF DEFAULT

     All Liabilities shall become immediately due and payable without notice or demand upon the occurrence of any of the following events of default:

          1. The undersigned, or any of them, fail to pay or perform any Liabilities when due.

          2. The undersigned, or any of them, default in the observance or performance of any agreements, covenants, or conditions contained herein or in any of the Agreements or in any other document or instrument referred to herein or therein.

          3. Any present or future representation or warranty made by or on behalf of the undersigned, or any of them, whether contained herein or in any of the Agreements or in any other document or instrument referred to herein or therein in connection with any of the transactions contemplated herein or therein,shall be false or incorrect.

          4.   Any Event of Default pursuant to the Agreements.

          5. The undersigned, or any of them, default in payment when due of any indebtedness now or hereafter owed for monies borrowed from anyone other than Secured Party.

          6. The occurrence of any of the following with respect to the undersigned, or any of them, or any guarantor of any of the Liabilities: dissolution; termination of existence; insolvency; business cessation; calling of a meeting of creditors;appointment of a receiver for any property; assignment for the benefit of creditors; voluntary commencement of any proceedingunder any bankruptcy or insolvency law; commencement of any involuntary proceeding under any bankruptcy or insolvency law if any such involuntary proceeding is not dismissed within thirty (30) days or the relief requested is granted; entry of a court order which enjoins or restrains the conduct of business in the ordinary course; failure to pay any federal, state, or local tax unless the same is being contested in good faith and is funded by an adequate reserve and foreclosure or other similar proceedings have not been commenced; provided, however, that, in the event of the failure to pay such taxes, and the Secured Party gives the undersigned notice thereof, the undersigned shall hav thirty (30) days from the date of such notice to pay such taxes.

     F    RIGHTS AND REMEDIES

     Upon the occurrence of any Events of Default and at any time thereafter, in addition to all other rights and remedies of Secured Party, whether provided under law, the Agreements, or otherwise, the Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, the undersigned except as such notice or consent is expressly provided for hereunder.

          1. Collection, Settlement. The Secured Party, at its discretion, may, whether or not any of the Liabilities are then due, in its name or in the
name of the undersigned or otherwise;2.   demand, sue for, collect, or receive
any money or propertyat any time payable or receivable on account of or in exchangefor, or make any compromise or settlement deemed desirable with respect to any of the Security, but shall be under no obligationto do so; the Secured Party may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of or release any of the Security, without thereby incurring responsibility to or discharging or otherwise affecting any of the Liabilities or Security of the undersigned. The Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security.

          2. Possession and Disposition. Upon default hereunder, or in connection with any of the Liabilities (whether such default is that of the undersigned or of any other party obligated thereon or with respect thereto), the undersigned shall, at the request of the Secured Party, assemble the Security at such place or places as the Secured Party designates in its request, and the Secured Party shall have the right, with or without legal process and with or without prior notice or demand, to take possession of the Security, or any portion thereof, and to enter any premises for the purpose of taking possession thereof pursuant to the Uniform Commercial Code. In the event the Secured Party institutes an action to recover any Security or seeks recovery of any Security by way of prejudgment remedy, the undersigned waive the posting of any bond which might otherwise be required. The Secured Party shall have the rights and remedies with respect to the Security of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) or other applicable law in addition to the rights and remedies provided herein, in any of the Agreements or in any other agreement between the undersigned and the Secured Party. In addition, with respect to the Security, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Secured Party, or any of its agents, associates, affiliates, trustees, or participants, the Secured Party may sell or lease or otherwise dispose of, or cause to be sold or leased or otherwise disposed of, in one or more sales or leases or other dispositionsor parcels, at such price and/or terms as the Secured Party may deem best in its discretion, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Security, at any broker's board or at public or private sale, without demand for performance or notice of intentionto sell or lease or otherwise dispose thereof or of the time or place of sale or lease or other disposition thereof (except such notice as is required by applicable statute and cannot be waived or such notice which is specifically provided for in the Agreements), and the Secured Party or anyone else may be the purchaser or lessee or transferee of any or all of the Security so sold or leased or otherwise disposed of and thereafter hold the same absolutely, free from any claim or right of the undersigned, any such demand, notice, or right and equity being hereby expressly waived and released.

          3. Expenses. The undersigned will pay to the Secured Party all reasonable expenses (including expenses for legal services and attorneys' fees of every kind) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale or lease or disposition or any exchange, enforcement, collection, compromise or settlement of any of the Security or receipt of the proceeds thereof, and for the care of the Security and defending or asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expense of insurance;and all such expenses shall be indebtedness and liabilities included within the terms of this Agreement and the Liabilities. The Secured Party at any time, at its option, may apply the net cash receipts or collections from the Security to the payment of principal of and/or interest on any of the Liabilities, whether or not then due, and the undersigned shall remain liable for any deficiency.

     G    MISCELLANEOUS

          1. Liability. Notwithstanding that the Secured Party, whether in its own behalf and/or in behalf of others, may continue to hold Security, and regardless of the value thereof, the undersigned shall be and remain liable for the payment in full, including both principal and interest, of any balance of the Liabilities and expenses hereunder at any time unpaid.

          2. Assignment. The Secured Party may assign, transfer, and/or deliver to any transferee of any of the Liabilities any or all of the Security and thereafter shall be fully discharged from all responsibility with respect to the Security so assigned, transferred, and/or delivered. Such transferee shall be vested with all the powers and rights of the Secured Party hereunder with respect to such Security, but the Secured Party shall retain all rights and powers hereby given with respect to any of the Security not so assigned or transferred.

          3. Waiver; Cumulative Remedies. No delay on the part of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.

The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any other rights, remedies, or benefits which the Secured Party may have, whether provided under law, the Agreements or otherwise. The undersigned hereby waive presentment, notice of dishonor, and protest of all instrumentsincluded in or evidencing the Liabilities or the Security and any and all other notices and demand whatsoever, whether or not relating to such instruments.

          4. Modification. No provision hereof shall be modified or limited except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited. This Agreement shall be binding upon the assigns or successors of the undersigned; shall constitute a continuing agreement,applying to all future as well as existing Liabilities; and shall be construed according to the laws of the State of New York.

          5. Jurisdiction; Waiver of Trial by Jury. The undersigned hereby waive trial by jury and the right to interpose any permissive counterclaim or cross-claim in any action or proceeding in connection with this Agreement, and irrevocably consent to the exclusive jurisdiction of either the Supreme Court of the State of New York or the United States District Court for the Southern District of New York for all purposes in connection with this Agreement. The undersigned further consent that any processor notice of motion or other application to either of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served inside or outside the State of New York and the Southern District of New York by registered or certified mail, return receipt requested, addressed to the undersigned at the address set forth at the beginning of this agreement or to such other address as the undersigned may hereafter designate in writing for that purpose and effective five (5) days after the mailing thereof, or in such other manner as may be permissible under the rules of said Courts.

          6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          7. Section Headings. The headings to the various sections included herein are for ease of reference only and are not intended to be fully descriptive of the text of such Section.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the
   day of        , 1995.

                    ..                  CAMELOT CORPORATION


     By:
     DANIEL WETTREICH, President


     THIRD PLANET PUBLISHING, INC.,


     By:
     DANIEL WETTREICH,
          Chief Executive Officer

THE STATE OF TEXAS   )
COUNT OF COLLIN      )

     On this       day of October, 1995, before me personally came DANIEL
WETTREICH, to me known, who being by me duly sworn, did depose and say that he
resides in                       , Texas, that he is the president of the
Company CAMELOT CORPORATION, and THIRD PLANET PUBLISHING, INC., the corporationsdescribed in and which executed the above instrument; that he knows the seal of said corporations; that the seal affixed to said instrument is such corporate seals; that it was so affixed by order of the Board of Directors of said corporations, and the he signed his name thereto by like orders.


     ....           .
     ....           .         Notary Public


                                   SCHEDULE A
                      LIST OF SECURED PARTIES AND SECURITY

The following information may be attached to a UCC-1 filing:

Secured Party: New Paradigm Software Corp.

Debtors: Camelot Corporation and/or Third Planet Publishing, Inc.

Security: All that intellectual property, including by way of example, and without limitation, any copyright, trade secret, patent right, and any embodiment thereof, including, by way of example and without limitation, any computer software, written documentation which is the subject of a contract entered into by and between New Paradigm Software Corp. and Andrew Green, Denise Myers, and The Electric Magic Company on October 9, 1995, and any later copies thereof made by or on behalf of Camelot Corporation and/or Third Planet Publishing, Inc., and capable of running on a Macintosh platform, including, without limitation, any improvement, modification, enhancement, upgrade, or derivatives of the computer programs by or on behalf of Camelot Corp and/or Third Planet Publishing, Inc.
<\PAGE>

                                    EXHIBIT E
                 ASSIGNMENT OF SECURITY INTEREST IN INTANGIBLES

     This assignment of a security interest is by and between CAMELOT CORPORATION, a corporation of the State of Colorado, with offices at 17770 Preston Road, Dallas, Texas 75252 and THIRD PLANET PUBLISHING, INC., a corporation of the State of Florida with offices at 17770 Preston Road, Dallas, Texas 75252 (CAMELOT CORPORATION and THIRD PLANET PUBLISHING, INC., are hereinafter jointly and severally referred to as "the Company") and NEW PARADIGM SOFTWARE CORP. a corporation of the State of New York and having an office at 335 Madison Avenue, New York (hereinafter called the "Secured Party").
     The  Company herewith enters into a Security Agreement with the Secured
Party dated October             , 1995 (hereinafter referred to as the "Security
Agreement) and an Agreement of Sale dated October             , 1995
(hereinafter the "Agreement of Sale").
     Capitalized terms used herein and not otherwise defined have the meaning assigned to such terms in the Agreement of Sale.
     Pursuant to the Security Agreement and the Agreement of Sale the Company grants the Secured Party a security interest in, to, and under the trademark E-PHONE, the ASSIGNED TRADEMARK APPLICATION, and all copyrights, trade secrets, patent rights and all other intellectual property rights in the PROGRAM and DOCUMENTATION.
     For good and valuable consideration, receipt of which is hereby acknowledged, the Company hereby provides this recordable assignment of all of the right, title, and interest in and to the security interest to the Company, including the application identified on Schedule A hereto to secure the prompt payment, performance and observance by the Company of its obligations under the Security Agreement.
     The Company does hereby affirm the rights and remedies of the Secured Party with respect to the assignment of the trademark E-PHONE, the ASSIGNED TRADEMARK APPLICATION, and all copyrights, trade secrets, patent rights and all other intellectualproperty rights in the PROGRAM and DOCUMENTATION.
     The security interest herein conveyed shall have priority over all liens, claims, security interest, or other encumbrances and the Company shall ensure that such priority is not effected without the prior written authorization from the Secured Party, and the Company shall inform the Secured Party of any threat or adverse claim made against the security interest.
     Upon the filing of any application for copyright registration, The Company shall promptly notify the Secured Party providing a copy of the application thereof and herewith authorizes the recordation of this assignment of security interest in the Copyright Office.
     Without limitation of other representations made elsewhere, the Company represents that the Secured Party has hereby a power of attorney to execute any assignment of the trademarkE-PHONE, the ASSIGNED TRADEMARK APPLICATION, and all copyrights,trade secrets, patent rights and all other intellectual property rights in the PROGRAM and DOCUMENTATION in the Event of Default as defined in the Security Agreement.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer as of the date set forth below.
                                   CAMELOT CORPORATION

[Corporate Seal]

               By:
     DANIEL WETTREICH, President

     THIRD PLANET PUBLISHING, INC.

[Corporate Seal]

     By:
     DANIEL WETTREICH,
     Chief Executive Officer


EXHIBIT
United States Intent-to-Use Trademark Application Serial No. 75/000,906, filed October 3, 1995,